Exhibit 10.1
Schedule Identifying Material Details of
Executive Agreements Substantially Similar to Exhibit 99.2 to Huntington’s
Current Report on Form 8-K dated November 21, 2005
As Amended by Exhibit 10.1 to Huntington’s Quarterly Report on Form 10-Q for the Period
Ended September 30, 2008 and
As Amended by Exhibit 10.4 to Huntington’s Quarterly Report on Form 10-Q for the Period
Ended September 30, 2009

Name	Effective Date
Zahid Afzal	October 21, 2009
Elizabeth Heller Allen	October 21, 2009
Daniel B. Benhase	January 1, 2006
Kevin M. Blakely	July 8, 2009
Richard A. Cheap	January 1, 2006
James E. Dunlap	January 1, 2006
Shirley L. Graham	April 22, 2009
Donald R. Kimble	January 1, 2006
Mary W. Navarro	January 1, 2006
Daniel J. Neumeyer	October 21, 2009
Nicholas G. Stanutz	January 1, 2006
Randall G. Stickler	April 16, 2009
Mark E. Thompson	April 20, 2009